UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 14, 2006

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-22273	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC		29456
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (843) 740-7015

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02                  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On December 14, 2006, our management and audit committee concluded that certain of our previously issued financial statements will be restated.  As a result of the restatement, the financial statements and independent auditor’s report included in our Annual Report on Form 10-KSB for the years ended December 31, 2003 and 2004, and the financial statements included in the Company’s corresponding Quarterly Reports on Form 10-QSB for those years should no longer be relied upon. We believe that the valuation method applied to certain equity issuances did not include a complete analysis of the conversion features included in the equity issuances as required under EITF 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios.  Because of the incomplete analysis, shares of our convertible preferred stock issued as compensation to certain executives and other third parties and recorded as general and administrative compensation expense appear to have been valued at less than fair value.

We believe that we may need to restate our financial results for the years ended December 31, 2003 and 2004, to reflect a greater cumulative net loss for these years. We believe that the incomplete analysis contained in our approach to valuation is limited to a small number of equity issuances made during 2003 and 2004, with a total combined value of not more than $3.5 million. We are currently reviewing our equity transactions and corresponding financial statements in light of all applicable accounting guidelines.  We believe that the restatement will not materially impact our 2006 financial results. Our management and audit committee have discussed the subject matter giving rise to this conclusion disclosed in this Item 4.02 with Jaspers + Hall, PC, our current independent accounting firm.

Investors should not rely upon our financial statements from the years ended 2003 and 2004 without taking into account the anticipated adjustments described in the Press Release dated December 15, 2006.  That portion of the Press Release, filed as Exhibit 99.1 to the Form 8-K filed December 15, 2006, is incorporated herein by reference and gives an additional description of the facts underlying the conclusion to restate our financial statements.

This report may contain forward-looking statements that involve risks and uncertainties. We generally use words such as “believe,” “may,” “could,” “will,” “intend,” “expect,” “anticipate,”  “plan,” and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-K and other reports filed with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01                  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release dated December 15, 2006 (filed as Exhibit 99.1 to the Form 8-K filed December 15, 2006, and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date	January 12, 2007

/s/ Gordon McGilton
(Signature)

Name: Gordon McGilton
Title: Chief Executive Officer